WESTERN ASSET FUNDS, INC.

SUPPLEMENT DATED MAY 15, 2020

TO THE STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2020 OF

WESTERN ASSET MACRO OPPORTUNITIES FUND

The following disclosure replaces and supersedes the last paragraph of the section entitled "Disclosure of Portfolio Holdings—General Rules/Website Disclosure" of the fund’s Statement of Additional Information:

The Fund currently discloses its complete portfolio holdings 30 calendar days after quarter-end. The Fund discloses this information on Legg Mason’s website: www.leggmason.com/mutualfundsliterature (click on the name of the Fund).

The following information is added immediately below the section entitled “Investment Management and Service Provider Information—Custodian and Transfer Agent:”

Books and Records—Commodity Pool Operator

Books and records that are required to be maintained by the Fund’s commodity pool operator with respect to the Fund in accordance with applicable CFTC recordkeeping requirements may be kept with the Fund’s custodian and transfer agent at the following locations:

Custodian: BNY Mellon, 240 Greenwich Street, New York, NY 10286

Transfer Agent: BNY, 4400 Computer Drive, Westborough, Massachusetts 01581

Please retain this supplement for future reference.

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